EXHIBIT 99.9

FFML 05-FFA
RUN 6

Assumptions

o    Prepayments as indicated
o    60% loss severity
o    There is a 6 month lag in recoveries
o    Collateral losses calculated through the life of the applicable bond
o    To maturity
o    Delinquency Triggers are failing day one

Certificates are priced at par

For all other assumptions please refer to the term sheet


                         1) 50% PPA                                             2) 100% PPA
                         ----------                                             -----------
Period     1 month
                                             FIRST DOLLAR                                           FIRST DOLLAR
                                                OF LOSS        0% RETURN                               OF LOSS        0% RETURN
                         ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
        1      3.422     CLASS   CDR (%)             16.385          18.692     CLASS   CDR (%)             23.582          25.762
                          M-2                                                    M-2
        2      3.584             Yield (%)           5.4087         -0.0029             Yield (%)           5.3892         -0.0024
        3      3.711             WAL                   9.77            9.34             WAL                   5.35            5.51
                                 Modified                                               Modified
        4      3.828             Duration              7.38            7.93             Duration              4.52            4.83
                                 Principal                                              Principal
        5      3.856             Window       Oct12 - Dec24   Nov13 - Dec24             Window       Jun09 - Dec24   Oct09 - Dec24
                                 Principal        10,029.90   20,573,387.44             Principal         7,210.18   12,103,682.29
        6      3.952             Writedown          (0.02%)        (50.46%)             Writedown          (0.02%)        (29.68%)
                                 Total                                                  Total
                                 Collat      212,003,812.51  228,465,599.25             Collat      173,639,723.55  184,620,027.16
        7      3.882             Loss              (28.34%)        (30.54%)             Loss              (23.21%)        (24.68%)
                         ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
        8      3.905     CLASS   CDR (%)             11.895          12.857     CLASS   CDR (%)             16.049          17.092
                          B-1                                                    B-1
        9      3.934             Yield (%)           6.0095         -0.0025             Yield (%)           6.0175         -0.0037
       10      3.954             WAL                  13.92           11.87             WAL                   7.75            7.57
                                 Modified                                               Modified
       11      3.959             Duration              9.24            9.47             Duration              6.03            6.53
                                 Principal                                              Principal
       12      3.961             Window       Nov16 - Dec24   Nov19 - Dec24             Window       Sep11 - Dec24   Jun12 - Dec24
                                 Principal        10,195.05   11,124,843.04             Principal         4,660.94    7,123,603.14
       13      3.967             Writedown          (0.06%)        (70.81%)             Writedown          (0.03%)        (45.34%)
                                 Total                                                  Total
                                 Collat      173,591,302.17  182,645,654.59             Collat      130,641,573.58  137,121,861.55
       14      3.978             Loss              (23.20%)        (24.41%)             Loss              (17.46%)        (18.33%)
                         ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       15      3.988     CLASS   CDR (%)              9.884          10.714     CLASS   CDR (%)             10.504          12.442
                          B-3                                                    B-3
       16      3.997             Yield (%)           6.5121         -0.0119             Yield (%)           6.4770         -0.0036
       17      4.005             WAL                  14.96           11.97             WAL                   7.36            5.47
                                 Modified                                               Modified
       18      4.062             Duration              9.36            9.35             Duration              5.72            5.84
                                 Principal                                              Principal
       19      4.017             Window       Dec17 - Dec24   May21 - Dec24             Window       Feb12 - Nov13   Feb12 - Jun13
                                 Principal        13,341.65   11,260,048.35             Principal         2,982.18    5,101,769.78
       20      4.023             Writedown          (0.09%)        (77.18%)             Writedown          (0.02%)        (34.97%)
                                 Total                                                  Total
                                 Collat      152,929,537.47  161,759,142.61             Collat       91,598,658.20  105,275,342.12
       21      4.031             Loss              (20.44%)        (21.62%)             Loss              (12.24%)        (14.07%)
                         ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       22      4.038
       23      4.043     3) 150% PPA                                            2) 200% PPA
       24      4.045     -----------                                            -----------
       25       4.05
       26      4.059                         FIRST DOLLAR                                           FIRST DOLLAR
       27      4.069                            OF LOSS        0% RETURN                               OF LOSS        0% RETURN
       28       4.08     ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       29      4.089     CLASS   CDR (%)             31.723          33.650     CLASS   CDR (%)             41.361          42.967
       30      4.098      M-2                                                    M-2
       31      4.108             Yield (%)           5.3531         -0.0020             Yield (%)           5.2844         -0.0010
       32      4.115             WAL                   3.40            3.56             WAL                   2.27            2.38
       33      4.123             Modified                                               Modified
       34      4.131             Duration              3.02            3.20             Duration              2.08            2.18
       35      4.138             Principal                                              Principal
       36      4.145             Window       Jan08 - Dec24   Mar08 - Dec24             Window       Mar07 - Feb21   Apr07 - Nov20
       37      4.156             Principal         3,754.97    7,754,098.37             Principal         3,937.88    5,119,828.73
       38      4.163             Writedown          (0.01%)        (19.02%)             Writedown          (0.01%)        (12.56%)
       39      4.172             Total                                                  Total
       40      4.181             Collat      156,563,529.29  163,994,889.59             Collat      146,645,933.46  151,684,692.13
       41      4.189             Loss              (20.93%)        (21.92%)             Loss              (19.60%)        (20.27%)
       42      4.198     ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       43      4.206     CLASS   CDR (%)             20.979          21.961     CLASS   CDR (%)             18.883          25.824
       44      4.213      B-1                                                    B-1
       45      4.221             Yield (%)           5.9922         -0.0049             Yield (%)           5.9680         -0.0001
       46       4.23             WAL                   4.88            4.98             WAL                   3.46            2.94
       47      4.236             Modified                                               Modified
       48      4.245             Duration              4.11            4.42             Duration              3.04            2.97
       49      4.256             Principal                                              Principal
       50      4.265             Window       May09 - Dec24   Sep09 - Dec24             Window       Apr08 - Sep24   Apr08 - Sep09
       51      4.274             Principal         5,947.91    4,665,532.22             Principal         3,525.64    2,709,867.46
       52      4.282             Writedown          (0.04%)        (29.70%)             Writedown          (0.02%)        (17.25%)
       53       4.29             Total                                                  Total
       54      4.297             Collat      111,583,703.80  115,971,664.55             Collat       71,810,726.72   95,588,804.34
       55      4.303             Loss              (14.91%)        (15.50%)             Loss               (9.60%)        (12.78%)
       56      4.307     ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       57      4.313     CLASS   CDR (%)             10.149          11.091     CLASS   CDR (%)             11.839          12.766
       58      4.317      B-3                                                    B-3
       59       4.32             Yield (%)           6.5146         -0.0032             Yield (%)           6.4824         -0.0063
       60      4.323             WAL                   5.75            5.49             WAL                   3.75            3.72
       61      4.328             Modified                                               Modified
       62      4.332             Duration              4.66            5.05             Duration              3.23            3.46
       63      4.337             Principal                                              Principal
       64      4.342             Window       Feb10 - Dec24   Jul10 - Dec24             Window       Jul08 - Nov24   Sep08 - Nov24
       65      4.348             Principal         2,110.03    5,179,143.78             Principal         3,019.75    3,495,004.94
       66      4.354             Writedown          (0.01%)        (35.50%)             Writedown          (0.02%)        (23.96%)
       67       4.36             Total                                                  Total
       68      4.366             Collat       58,710,536.86   63,669,269.05             Collat       46,183,568.18   49,628,671.05
       69      4.375             Loss               (7.85%)         (8.51%)             Loss               (6.17%)         (6.63%)
       70      4.381     ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       71       4.39
       72      4.397
       73      4.402
       74      4.409
       75      4.415
       76      4.422
       77      4.429
       78      4.437
       79      4.445
       80      4.454
       81      4.463
       82      4.473
       83      4.484
       84      4.493
       85      4.503
       86      4.513
       87      4.521
       88      4.531
       89      4.539
       90      4.548
       91      4.557
       92      4.564
       93      4.572
       94       4.58
       95      4.588
       96      4.595
       97      4.605
       98      4.614
       99      4.623
      100      4.632
      101      4.638
      102      4.647
      103      4.655
      104       4.66
      105      4.667
      106      4.674
      107       4.68
      108      4.686
      109      4.695
      110      4.701
      111      4.708
      112      4.716
      113      4.722
      114      4.729
      115      4.736
      116      4.741
      117      4.748
      118      4.755
      119       4.76
      120      4.766
      121      4.775
      122      4.782
      123      4.789
      124      4.796
      125      4.801
      126      4.808
      127      4.812
      128      4.817
      129      4.823
      130      4.825
      131      4.829
      132      4.833
      133      4.838
      134      4.843
      135      4.848
      136      4.853
      137      4.857
      138      4.862
      139      4.867
      140       4.87
      141      4.875
      142      4.879
      143      4.883
      144      4.888
      145      4.893
      146        4.9
      147      4.903
      148      4.909
      149      4.913
      150      4.915
      151      4.919
      152      4.921
      153      4.925
      154      4.926
      155      4.929
      156       4.93
      157      4.935
      158      4.939
      159      4.942
      160      4.945
      161      4.948
      162      4.949
      163      4.952
      164      4.951
      165      4.951
      166      4.952
      167      4.952
      168      4.951
      169      4.954
      170      4.955
      171      4.956
      172      4.958
      173      4.957
      174      4.958
      175      4.958
      176      4.956
      177      4.956
      178      4.955
      179      4.952
      180      4.951
      181      4.953
      182      4.953
      183      4.953
      184      4.954
      185      4.954
      186      4.955
      187      4.954
      188      4.954
      189      4.955
      190      4.955
      191      4.955
      192      4.955
      193      4.955
      194      4.955
      195      4.955
      196      4.953
      197      4.953
      198      4.953
      199      4.952
      200       4.95
      201      4.951
      202      4.948
      203      4.948
      204      4.948
      205      4.945
      206      4.945
      207      4.944
      208      4.942
      209       4.94
      210      4.939
      211      4.937
      212      4.935
      213      4.934
      214      4.931
      215       4.93
      216      4.928
      217      4.926
      218      4.924
      219      4.921
      220       4.92
      221      4.917
      222      4.913
      223      4.912
      224      4.909
      225      4.906
      226      4.903
      227      4.901
      228      4.897
      229      4.895
      230      4.892
      231      4.888
      232      4.886
      233      4.881
      234      4.878
      235      4.875
      236       4.87
      237      4.867
      238      4.864
      239       4.86
      240      4.856
      241      4.853
      242      4.848
      243      4.845
      244      4.842
      245      4.838
      246      4.835
      247      4.832
      248      4.828
      249      4.826
      250      4.823
      251      4.819
      252      4.816
      253      4.814
      254      4.811
      255      4.808
      256      4.805
      257      4.802
      258      4.801
      259      4.797
      260      4.794
      261      4.793
      262       4.79
      263      4.788
      264      4.785
      265      4.784
      266      4.781
      267      4.779
      268      4.777
      269      4.775
      270      4.774
      271      4.771
      272      4.769
      273      4.768
      274      4.766
      275      4.765
      276      4.763
      277      4.761
      278      4.761
      279      4.758
      280      4.757
      281      4.756
      282      4.754
      283      4.754
      284      4.752
      285      4.751
      286       4.75
      287       4.75
      288      4.748
      289      4.748
      290      4.747
      291      4.746
      292      4.746
      293      4.745
      294      4.744
      295      4.745
      296      4.743
      297      4.743
      298      4.743
      299      4.743
      300      4.741
      301       4.74
      302      4.737
      303      4.735
      304      4.733
      305       4.73
      306      4.729
      307      4.727
      308      4.724
      309      4.722
      310       4.72
      311      4.719
      312      4.717
      313      4.716
      314      4.713
      315      4.712
      316      4.711
      317      4.708
      318      4.707
      319      4.706
      320      4.704
      321      4.703
      322      4.701
      323        4.7
      324      4.699
      325      4.698
      326      4.696
      327      4.696
      328      4.694
      329      4.693
      330      4.692
      331      4.691
      332      4.689
      333       4.69
      334      4.688
      335      4.688
      336      4.688
      337      4.686
      338      4.686
      339      4.685
      340      4.685
      341      4.684
      342      4.684
      343      4.684
      344      4.682
      345      4.683
      346      4.682
      347      4.682
      348      4.682
      349      4.682
      350      4.683
      351      4.681
      352      4.682
      353      4.682
      354      4.682
      355      4.682
      356      4.682
      357      4.683
      358      4.683
      359      4.684
      360      4.683
      361


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML 05-FFA
RUN 6

Assumptions

o    Prepayments as indicated
o    60% loss severity
o    There is a 6 month lag in recoveries
o    Collateral losses calculated through the life of the applicable bond
o    To maturity
o    Triggers are functional but not forced to fail

Certificates are priced at par

For all other assumptions please refer to the term sheet



                      1) 50% PPA                                             2) 100% PPA
                      ----------                                             -----------
           1
Period     month
                                          FIRST DOLLAR                                           FIRST DOLLAR
                                             OF LOSS        0% RETURN                               OF LOSS        0% RETURN
                      ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
        1   3.422     CLASS   CDR (%)             16.385          18.692     CLASS   CDR (%)             23.582          25.762
                       M-2                                                    M-2
        2   3.584             Yield (%)           5.4087         -0.0029             Yield (%)           5.3892         -0.0024
        3   3.711             WAL                   9.77            9.34             WAL                   5.35            5.51
                              Modified                                               Modified
        4   3.828             Duration              7.38            7.93             Duration              4.52            4.83
                              Principal                                              Principal
        5   3.856             Window       Oct12 - Dec24   Nov13 - Dec24             Window       Jun09 - Dec24   Oct09 - Dec24
                              Principal        10,029.90   20,573,387.44             Principal         7,210.18   12,103,682.29
        6   3.952             Writedown          (0.02%)        (50.46%)             Writedown          (0.02%)        (29.68%)
                              Total                                                  Total
                              Collat      212,003,812.51  228,465,599.25             Collat      173,639,723.55  184,620,027.16
        7   3.882             Loss              (28.34%)        (30.54%)             Loss              (23.21%)        (24.68%)
                      ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
        8   3.905     CLASS   CDR (%)             11.895          12.857     CLASS   CDR (%)             16.049          17.092
                       B-1                                                    B-1
        9   3.934             Yield (%)           6.0095         -0.0025             Yield (%)           6.0175         -0.0037
       10   3.954             WAL                  13.92           11.87             WAL                   7.75            7.57
                              Modified                                               Modified
       11   3.959             Duration              9.24            9.47             Duration              6.03            6.53
                              Principal                                              Principal
       12   3.961             Window       Nov16 - Dec24   Nov19 - Dec24             Window       Sep11 - Dec24   Jun12 - Dec24
                              Principal        10,195.05   11,124,843.04             Principal         4,660.94    7,123,603.14
       13   3.967             Writedown          (0.06%)        (70.81%)             Writedown          (0.03%)        (45.34%)
                              Total                                                  Total
                              Collat      173,591,302.17  182,645,654.59             Collat      130,641,573.58  137,121,861.55
       14   3.978             Loss              (23.20%)        (24.41%)             Loss              (17.46%)        (18.33%)
                      ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       15   3.988     CLASS   CDR (%)              9.884          10.714     CLASS   CDR (%)             10.504          12.442
                       B-3                                                    B-3
       16   3.997             Yield (%)           6.5121         -0.0119             Yield (%)           6.4770         -0.0036
       17   4.005             WAL                  14.96           11.97             WAL                   7.36            5.47
                              Modified                                               Modified
       18   4.062             Duration              9.36            9.35             Duration              5.72            5.84
                              Principal                                              Principal
       19   4.017             Window       Dec17 - Dec24   May21 - Dec24             Window       Feb12 - Nov13   Feb12 - Jun13
                              Principal        13,341.65   11,260,048.35             Principal         2,982.18    5,101,769.78
       20   4.023             Writedown          (0.09%)        (77.18%)             Writedown          (0.02%)        (34.97%)
                              Total                                                  Total
                              Collat      152,929,537.47  161,759,142.61             Collat       91,598,658.20  105,275,342.12
       21   4.031             Loss              (20.44%)        (21.62%)             Loss              (12.24%)        (14.07%)
                      ------- ---------- ---------------- ---------------    ------- ---------- ---------------- ---------------
       22   4.038
       23   4.043     3) 150% PPA                                            2) 200% PPA
       24   4.045     -----------                                            -----------
       25    4.05
       26   4.059
       27   4.069                         FIRST DOLLAR                                           FIRST DOLLAR
       28    4.08                            OF LOSS        0% RETURN                               OF LOSS        0% RETURN
       29   4.089     ------- ---------- ---------------- ---------------    ------ ----------- ---------------- ---------------
       30   4.098     CLASS   CDR (%)             31.723          33.650     CLASS  CDR (%)              41.361          42.967
       31   4.108      M-2                                                    M-2
       32   4.115             Yield (%)           5.3531         -0.0020            Yield (%)            5.2844         -0.0010
       33   4.123             WAL                   3.40            3.56            WAL                    2.27            2.38
       34   4.131             Modified                                              Modified
       35   4.138             Duration              3.02            3.20            Duration               2.08            2.18
       36   4.145             Principal                                             Principal
       37   4.156             Window       Jan08 - Dec24   Mar08 - Dec24            Window        Mar07 - Feb21   Apr07 - Nov20
       38   4.163             Principal         3,754.97    7,754,098.37            Principal          3,937.88    5,119,828.73
       39   4.172             Writedown          (0.01%)        (19.02%)            Writedown           (0.01%)        (12.56%)
       40   4.181             Total                                                 Total
       41   4.189             Collat      156,563,529.29  163,994,889.59            Collat       146,645,933.46  151,684,692.13
       42   4.198             Loss              (20.93%)        (21.92%)            Loss               (19.60%)        (20.27%)
       43   4.206     ------- ---------- ---------------- ---------------    ------ ----------- ---------------- ---------------
       44   4.213     CLASS   CDR (%)             20.979          21.961     CLASS  CDR (%)              18.883          25.824
       45   4.221      B-1                                                    B-1
       46    4.23             Yield (%)           5.9922         -0.0049            Yield (%)            5.9680         -0.0001
       47   4.236             WAL                   4.88            4.98            WAL                    3.46            2.94
       48   4.245             Modified                                              Modified
       49   4.256             Duration              4.11            4.42            Duration               3.04            2.97
       50   4.265             Principal                                             Principal
       51   4.274             Window       May09 - Dec24   Sep09 - Dec24            Window        Apr08 - Sep24   Apr08 - Sep09
       52   4.282             Principal         5,947.91    4,665,532.22            Principal          3,525.64    2,709,867.46
       53    4.29             Writedown          (0.04%)        (29.70%)            Writedown           (0.02%)        (17.25%)
       54   4.297             Total                                                 Total
       55   4.303             Collat      111,583,703.80  115,971,664.55            Collat        71,810,726.72   95,588,804.34
       56   4.307             Loss              (14.91%)        (15.50%)            Loss                (9.60%)        (12.78%)
       57   4.313     ------- ---------- ---------------- ---------------    ------ ----------- ---------------- ---------------
       58   4.317     CLASS   CDR (%)             10.171          10.929     CLASS  CDR (%)              11.839          12.766
       59    4.32      B-3                                                    B-3
       60   4.323             Yield (%)           6.3954         -0.0081            Yield (%)            6.4824         -0.0063
       61   4.328             WAL                   4.21            4.53            WAL                    3.75            3.72
       62   4.332             Modified                                              Modified
       63   4.337             Duration              3.55            3.99            Duration               3.23            3.46
       64   4.342             Principal                                             Principal
       65   4.348             Window      ~Dec08 - Dec24  ~Mar09 - Dec24            Window        Jul08 - Nov24   Sep08 - Nov24
       66   4.354             Principal         5,103.42    4,225,641.71            Principal          3,019.75    3,495,004.94
       67    4.36             Writedown          (0.03%)        (28.96%)            Writedown           (0.02%)        (23.96%)
       68   4.366             Total                                                 Total
       69   4.375             Collat       58,827,207.20   62,821,832.98            Collat        46,183,568.18   49,628,671.05
       70   4.381             Loss               (7.86%)         (8.40%)            Loss                (6.17%)         (6.63%)
       71    4.39     ------- ---------- ---------------- ---------------    ------ ----------- ---------------- ---------------
       72   4.397
       73   4.402
       74   4.409
       75   4.415
       76   4.422
       77   4.429
       78   4.437
       79   4.445
       80   4.454
       81   4.463
       82   4.473
       83   4.484
       84   4.493
       85   4.503
       86   4.513
       87   4.521
       88   4.531
       89   4.539
       90   4.548
       91   4.557
       92   4.564
       93   4.572
       94    4.58
       95   4.588
       96   4.595
       97   4.605
       98   4.614
       99   4.623
      100   4.632
      101   4.638
      102   4.647
      103   4.655
      104    4.66
      105   4.667
      106   4.674
      107    4.68
      108   4.686
      109   4.695
      110   4.701
      111   4.708
      112   4.716
      113   4.722
      114   4.729
      115   4.736
      116   4.741
      117   4.748
      118   4.755
      119    4.76
      120   4.766
      121   4.775
      122   4.782
      123   4.789
      124   4.796
      125   4.801
      126   4.808
      127   4.812
      128   4.817
      129   4.823
      130   4.825
      131   4.829
      132   4.833
      133   4.838
      134   4.843
      135   4.848
      136   4.853
      137   4.857
      138   4.862
      139   4.867
      140    4.87
      141   4.875
      142   4.879
      143   4.883
      144   4.888
      145   4.893
      146     4.9
      147   4.903
      148   4.909
      149   4.913
      150   4.915
      151   4.919
      152   4.921
      153   4.925
      154   4.926
      155   4.929
      156    4.93
      157   4.935
      158   4.939
      159   4.942
      160   4.945
      161   4.948
      162   4.949
      163   4.952
      164   4.951
      165   4.951
      166   4.952
      167   4.952
      168   4.951
      169   4.954
      170   4.955
      171   4.956
      172   4.958
      173   4.957
      174   4.958
      175   4.958
      176   4.956
      177   4.956
      178   4.955
      179   4.952
      180   4.951
      181   4.953
      182   4.953
      183   4.953
      184   4.954
      185   4.954
      186   4.955
      187   4.954
      188   4.954
      189   4.955
      190   4.955
      191   4.955
      192   4.955
      193   4.955
      194   4.955
      195   4.955
      196   4.953
      197   4.953
      198   4.953
      199   4.952
      200    4.95
      201   4.951
      202   4.948
      203   4.948
      204   4.948
      205   4.945
      206   4.945
      207   4.944
      208   4.942
      209    4.94
      210   4.939
      211   4.937
      212   4.935
      213   4.934
      214   4.931
      215    4.93
      216   4.928
      217   4.926
      218   4.924
      219   4.921
      220    4.92
      221   4.917
      222   4.913
      223   4.912
      224   4.909
      225   4.906
      226   4.903
      227   4.901
      228   4.897
      229   4.895
      230   4.892
      231   4.888
      232   4.886
      233   4.881
      234   4.878
      235   4.875
      236    4.87
      237   4.867
      238   4.864
      239    4.86
      240   4.856
      241   4.853
      242   4.848
      243   4.845
      244   4.842
      245   4.838
      246   4.835
      247   4.832
      248   4.828
      249   4.826
      250   4.823
      251   4.819
      252   4.816
      253   4.814
      254   4.811
      255   4.808
      256   4.805
      257   4.802
      258   4.801
      259   4.797
      260   4.794
      261   4.793
      262    4.79
      263   4.788
      264   4.785
      265   4.784
      266   4.781
      267   4.779
      268   4.777
      269   4.775
      270   4.774
      271   4.771
      272   4.769
      273   4.768
      274   4.766
      275   4.765
      276   4.763
      277   4.761
      278   4.761
      279   4.758
      280   4.757
      281   4.756
      282   4.754
      283   4.754
      284   4.752
      285   4.751
      286    4.75
      287    4.75
      288   4.748
      289   4.748
      290   4.747
      291   4.746
      292   4.746
      293   4.745
      294   4.744
      295   4.745
      296   4.743
      297   4.743
      298   4.743
      299   4.743
      300   4.741
      301    4.74
      302   4.737
      303   4.735
      304   4.733
      305    4.73
      306   4.729
      307   4.727
      308   4.724
      309   4.722
      310    4.72
      311   4.719
      312   4.717
      313   4.716
      314   4.713
      315   4.712
      316   4.711
      317   4.708
      318   4.707
      319   4.706
      320   4.704
      321   4.703
      322   4.701
      323     4.7
      324   4.699
      325   4.698
      326   4.696
      327   4.696
      328   4.694
      329   4.693
      330   4.692
      331   4.691
      332   4.689
      333    4.69
      334   4.688
      335   4.688
      336   4.688
      337   4.686
      338   4.686
      339   4.685
      340   4.685
      341   4.684
      342   4.684
      343   4.684
      344   4.682
      345   4.683
      346   4.682
      347   4.682
      348   4.682
      349   4.682
      350   4.683
      351   4.681
      352   4.682
      353   4.682
      354   4.682
      355   4.682
      356   4.682
      357   4.683
      358   4.683
      359   4.684
      360   4.683
      361


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.